UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 14, 2003

INNOVEX, INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-13143 (Commission File Number)	41-1223933 (I.R.S. Employer Identification No.)

5540 Pioneer Creek Drive Maple Plain, Minnesota (Address of principal executive offices)	55359-9003 (Zip Code)

Registrant’s telephone number, including area code	(763) 479-5300

Items 1, 2, 3, 4, 6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued April 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Item 12, Disclosure of Results of Operations and Financial Condition).

        Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Innovex, Inc. hereby furnishes a press release, issued on April 14, 2003, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVEX, INC.

By	/s/ Thomas Paulson —————————— Thomas Paulson Chief Financial Officer

Dated: April 14, 2003